UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2006

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


      000-50545                                          30-0136231
Commission File Number                      I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     On April 20, 2006, Southwest Community Bancorp issued its earnings release as of the quarter ended March 31, 2006. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Southwest Community Bancorp does not intend for this Item 2 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

Item 8.01.  Other Events

     On April 19, 2006, our Board of Directors declared a cash dividend of $0.05 per share of our common stock, payable on May 23, 2006, to shareholders of record on May 3, 2006. The announcement of the dividend is included in the press release issued on April 20, 2006 and attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

         Not Applicable.

(b)  Pro Forma Financial Information

         Not Applicable.

(c)  List of Exhibits

99.1 Copy of press release of Southwest Community Bancorp announcing results of operations and financial condition as of the quarter ended March 31, 2006 and the declaration of a $0.05 per share cash dividend payable on May 23, 2006 to shareholders of record on May 3, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                SOUTHWEST COMMUNITY BANCORP
DATE: April 20, 2006
                                                    By: /s/ Frank J. Mercardante
                                                        ------------------------
                                                            Frank J. Mercardante
                                                         Chief Executive Officer